U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2003

                              BANCFIRST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           OKLAHOMA                  0-14384                     73-1221379
           --------                  -------                     ----------
(State or other jurisdiction of    (Commission                (I.R.S. Employer
        incorporation)             File Number)              Identification No.)

       101 North Broadway, Oklahoma City, Oklahoma                 73102
       -------------------------------------------                 -----
          (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (405) 270-1086


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Item 9. Regulation FD Disclosure.

      On October 16, 2003, BancFirst Corporation announced its results of operations for the quarter ended September 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BANCFIRST CORPORATION
                                                       (Registrant)

Date  October 16, 2003                            /s/ Randy P. Foraker
                                                  ------------------------------
                                                         (Signature)
                                                  Randy P. Foraker
                                                  Senior Vice President and
                                                  Controller; Assistant
                                                  Secretary/Treasurer
                                                  (Principal Accounting
                                                  Officer)

                                  Exhibit Index

Exhibit Number

99.1     Press Release, dated October 16, 2003, issued by BancFirst Corporation.


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